Exhibit 10.53

LIST OF LESSORS EXECUTING FORM OF OIL AND GAS LEASE (PAID-UP)

WITH RESPECT TO BLACKBURN,

TALCO FIELD, TITUS COUNTY, TEXAS

Pauline Blackburn

Jerry Bass

Ralph Terrell

Daniel Kelly and Bobbye Ann Kelly Trust

Phillip E. Watts

Christelle Cato

Sue Roach

Marguerite Cato Dismuke

Barbara Chadderdon

Ora Blackburn

Richard Edward Watts

James Graham McGinnis Trust

John Terrell